            AMENDMENT NO. 2 TO CREDIT AGREEMENT

          AMENDMENT NO. 2 (this "Amendment"), dated as of August 12, 1997, among ALARIS MEDICAL, INC. (formerly named Advanced Medical, Inc.), a Delaware corporation ("Alaris Medical"), ALARIS MEDICAL SYSTEMS, INC. (formerly named IVAC Holdings, Inc.), a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                     W I T N E S S E T H :
                     - - - - - - - - - -

          WHEREAS, Alaris Medical, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to the date hereof, the "Credit Agreement"); and

          WHEREAS, Alaris Medical and the Borrower have requested, and the Banks party hereto are willing (subject to the terms and conditions hereof) to grant, a waiver in connection with certain covenants contained in the Credit Agreement, and further the parties hereto wish to amend the Credit Agreement as set forth below;

          NOW THEREFORE, it is agreed:

          1. On the Amendment Effective Date (as defined below), Section 8.04(j) of the Credit Agreement is hereby amended by inserting immediately prior to the phrase "(x) by the Borrower" therein the following phrase:

         (w) by the Borrower of a lease permitted to be incurred by IMED Ltd. in connection with the property located at Viables Estate, Basingstoke, Hampshire, United Kingdom provided that (i) the lease and the guaranty thereof shall not exceed a duration of ten years from the date hereof and (ii) such guaranty shall not exceed L700,000 (Pounds Sterling) in the aggregate in any one year,

         2. On the Amendment Effective Date, Section 8.09 of the Credit Agreement is hereby amended by replacing the Minimum Consolidated EBITDA for the Test Period ending June 30, 1997 with the following:

                                              Minimum Consolidated
                     Date                            EBITDA
                     ----                     --------------------

                June 30, 1997                     $32,000,000

         3. On the Amendment Effective Date, Section 8.11 of the Credit Agreement is hereby amended by replacing the Leverage Ratio for the Fiscal Quarters ending June 30, 1997 and December 31, 1997 with the following:

             Fiscal Quarter Ending                   Ratio
             ---------------------                   -----

                June 30, 1997                        6.70:1.00
                September 30, 1997                   6.15:1.00
                December 31, 1997                    5.70:1.00

         4. On the Amendment Effective Date, Section 8.12 of the Credit Agreement is hereby amended by replacing the date "September 30, 1997" therein with the date "December 31, 1997.

         5.    On the Amendment Effective Date, the definition of
"Consolidated EBITDA" in Section 10 of the Credit Agreement is hereby amended by inserting at the end of such definition the following sentence:

          Notwithstanding anything to the contrary, Consolidated EBITDA shall be calculated without giving effect to any non-recurring charge or charges taken in any quarter during the fiscal year ended December 31, 1997 relating to the Maquilladora manufacturing facilities in an amount not to exceed in the aggregate $4,500,000 during such fiscal year.

         6. In order to induce the Agents and the Banks to enter into this Amendment, Alaris Medical and the Borrower hereby represent and warrant that
(x) no Default or Event of Default exists on the Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Alaris Medical, the Borrower and the Agents.

         9.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when each of Alaris Medical, the Borrower, the Agents and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

                                  *  *  *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       ALARIS MEDICAL, INC.
                                       (formerly named Advanced Medical, Inc.)


                                       By /s/ William J. Mercer
                                          -----------------------------------
                                          Name:  William J. Mercer
                                          Title: President & CEO



                                       ALARIS MEDICAL SYSTEMS, INC.
                                       (formerly named IVAC Holdings, Inc.)


                                       By /s/ William J. Mercer
                                          -----------------------------------
                                          Name:   William J. Mercer
                                          Title:  President & CEO



                                       BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent


                                       By /s/ Mary Kay Coyle
                                          ------------------------------------
                                          Name:   Mary Kay Coyle
                                          Title:  Managing Director

                                       BANQUE PARIBAS,
                                       Individually and as Documentation Agent


                                       By /s/ Lee S. Buckner
                                         -------------------------------------
                                         Name:    Lee S. Buckner
                                         Title:   Managing Director


                                       By /s/ Nanci Meyer
                                         -------------------------------------
                                         Name:    Nanci Meyer
                                         Title:   Vice President

                                       PARIBAS CAPITAL FUNDING


                                       By /s/ Eric A. Green
                                         ------------------------------------
                                         Name:    Eric A. Green
                                         Title:   Director

                                       GENERAL ELECTRIC CAPITAL
                                             CORPORATION


                                       By /s/ Holly Kuczmarczyk
                                         -----------------------------------
                                         Name:    Holly Kuczmarczyk
                                         Title:   Vice President

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By /s/ Ali Pasha Moghaddam
                                         -----------------------------------
                                         Name:   Ali Pasha Moghaddam
                                         Title:  Vice President

                                       UNITED STATES NATIONAL BANK OF OREGON


                                       By /s/ Dale Parshall
                                         -----------------------------------
                                         Name:   Dale Parshall
                                         Title:  Vice President

                                       IBJ SCHRODER BANK & TRUST COMPANY



                                       By /s/ Mary McLaughlin
                                         ---------------------------------
                                       Name: Mary McLaughlin
                                       Title: Vice President

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By /s/ Michael J. Bacevich
                                         --------------------------------
                                       Name: Michael J. Bacevich
                                       Title: Vice President

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By /s/ Anthony R. Clemente
                                         --------------------------------
                                       Name: Anthony R. Clemente
                                       Title: Authorized Signatory

                                       LEHMAN COMMERCIAL PAPER


                                       By /s/ Michele Swanson
                                         --------------------------------
                                       Name: Michele Swanson
                                       Title: Authorized Signatory

                                       ML CBO IV (CAYMAN) Ltd.

                                       By:  Protective Asset Management, L.L.C.,
                                            as Collateral Manager


                                       By /s/ James Dondero
                                         --------------------------------
                                       Name: James Dondero CFA, CPA
                                       Title: President, Protective Asset
                                              Management Company

                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST


                                       By /s/ Jeffrey W. Maillet
                                         --------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President & Director

                                       JACKSON NATIONAL LIFE INSURANCE
                                       COMPANY

                                       By:  PPM America, Inc., as attorney in
                                            fact, on behalf of Jackson National
                                            Life Insurance Company


                                       By /s/ Michael DiRe
                                         --------------------------------
                                       Name: Michael DiRe
                                       Title: Managing Director

                                       CRESCENT/MACH I PARTNERS, L.P.

                                       By:  TCW Asset Management Company, its
                                            Investment Manager


                                       By /s/ Justin L. Driscoll
                                         --------------------------------
                                       Name: Justin L. Driscoll
                                       Title: Senior Vice President

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By /s/ Charles D. Mires
                                         --------------------------------
                                       Name: Charles D. Mires
                                       Title: Authorized Signatory


                                       By /s/ Jerry D. Zinkula
                                         --------------------------------
                                       Name: Jerry D. Zinkula
                                       Title: Authorized Signatory

                                       METROPOLITAN LIFE INSURANCE COMPANY


                                       By /s/ James R. Dingler
                                         --------------------------------
                                       Name: James R. Dingler
                                       Title: Assistant Vice President

                                       OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                       (a unit of The Chase Manhattan Bank)


                                       By /s/ James P. Ferguson
                                         --------------------------------
                                       Name: James P. Ferguson
                                       Title: Managing Director

                                       INDOSUEZ CAPITAL FUNDING III, LIMITED

                                       By :  Indosuez Capital, as Portfolio
                                             Advisor


                                       By /s/ Francoise Berthelot
                                         --------------------------------
                                       Name: Francoise Berthelot
                                       Title: Vice President

                                       AMARA-1 FINANCE LTD.


                                       By /s/ Andrew Wignall
                                         --------------------------------
                                       Name: Andrew Wignall
                                       Title: Director

                                       AMARA-2 FINANCE LTD.


                                       By /s/ Andrew Wignall
                                         --------------------------------
                                       Name: Andrew Wignall
                                       Title: Director

                                       PRIME INCOME TRUST


                                       By /s/ Rafael Scolari
                                         --------------------------------
                                       Name: Rafael Scolari
                                       Title: Vice President Portfolio Manager

                                       SENIOR DEBT PORTFOLIO

                                       By :  Boston Management and Research, as
                                             Investment Advisor


                                       By /s/ Scott H. Page
                                         --------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President